UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022 (February 18, 2022)

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.
645 Summer Street, Suite 101
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2022, the Board of Directors (the “Board”) of Ikena Oncology, Inc. (the “Company”) unanimously appointed Francisco Olivera as the acting Principal Accounting Officer of the Company. This appointment has been made in connection with the effectiveness of the resignation of Douglas R. Carlson, as previously disclosed on January 28, 2022 and is on an interim basis while a formal search process to appoint a new Chief Financial Officer is conducted.

Mr. Oliveira, age 37, joined the Company in 2019 and has held positions of increasing responsibility, currently serving as the Vice President of Finance. Mr. Oliveira has over a decade of biotech industry experience. He has played a key role in multiple financings and transactions, including the Company’s initial public offering, Series B financing, and acquisition of Amplify Medicines. Prior to joining the Company, from November 2017 to May 2019, Mr. Oliveira was the Associate Controller of Akcea Therapeutics. Prior to that, from February 2016 to November 2017, Mr. Oliveira held roles of increasing responsibility at Dimension Therapeutics. He began his career in finance in the audit practice of the accounting firm PwC, LLP, where he specialized in emerging life science, medical devices, and higher education.

Francisco is a certified public accountant in the state of Massachusetts and received his M.S. in Accounting from Bridgewater University and his B.S. in Business Administration from Bryant University. There are no arrangements or understandings between Mr. Oliveira and any other person that were made in connection with Mr. Oliveira’s appointment as the acting Principal Accounting Officer. There are no related party transactions between the Company and Mr. Oliveira that would be required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. There are no family relationships between Mr. Oliveira and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: February 24, 2022	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer